                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORTS INCLUDED IN THIS FORM 10-K, INTO THE COMPANY'S PREVIOUSLY FILED REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 33-91700).

      ARTHUR ANDERSEN LLP

ROSELAND, NEW JERSEY
JANUARY 13, 1997